                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in Form S-8 Registration Statements (Nos. 33-66672,33-66674, 333-33902 and 333-33904) and Form S-3 Registration Statements (Nos. 33-47390, 33-96848, 333-24353, 333-52703 and 333-46392) of our report dated March 6, 2001 with respect to the consolidated financial statements and the financial statement schedule included in this Annual Report (Form 10-K) of JMAR Technologies, Inc.



                                          /s/ ARTHUR ANDERSEN LLP


San Diego, California
March 29, 2001